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                                             Institutional Funds Classes E and I
                                                     Institutional Funds Class Y

                        FRANK RUSSELL INVESTMENT COMPANY
                       Supplement dated October 8, 2002 to
                        PROSPECTUSES DATED MARCH 1, 2002
                   As Supplemented through September 10, 2002


     The following information restates the Annual Fund Operating Expenses for Class S Shares of the following Funds and their accompanying footnotes in the Frank Russell Investment Company Prospectuses listed above:

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                                (% of net assets)

                                                         Other Expenses
                                                           (including
                                                         Administrative   Total Gross
                                                            Fees and      Annual Fund      Fee Waivers        Total Net
                                              Advisory    Shareholder      Operating       and Expense       Annual Fund
                                                Fee      Servicing Fees)    Expenses     Reimbursements#  Operating Expenses
                                              --------   ---------------  ------------   ---------------  ------------------
Class S Shares
   Real Estate Securities Fund# ............    0.80%         0.37%           1.17%           0.00%             1.17%
   Emerging Markets Fund ...................    1.15%         0.93%           2.08%           0.00%             2.08%
   Short Term Bond Fund# ...................    0.45%         0.21%           0.66%          (0.14)%            0.52%

# For the Short Term Bond Fund, FRIMCo has contractually agreed to waive, at least until February 28, 2003, up to the full amount of its 0.50% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.47% of average daily net assets of that Fund on an annual basis. Fund-level expenses for the Short Term Bond Fund do not include administrative fees, 12b-1 fees or shareholder servicing fees.

     For the Real Estate Securities Fund, FRIMCo has contractually agreed to waive, at least until February 28, 2003, up to the full amount of its transfer agency fees to the extent transfer agency fees for this Class exceed 0.24% of the average daily net assets of this Class on an annual basis.

     The following information restates the "Example" section for Class S Shares of the following Funds in the Frank Russell Investment Company Institutional Funds Classes E and I Prospectus:

Example

     This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the three, five and ten year periods does not take into account the effect of any current fee waivers contractually agreed to by FRIMCo through February 28, 2003.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                              1 Year    3 Years    5 Years    10 Years
                                              ------    -------    -------    --------
Class S Shares
   Real Estate Securities Fund ............   $  119    $   372    $   644    $  1,420
   Emerging Markets Fund ..................      211        652      1,119       2,411
   Short Term Bond Fund ...................       53        197        354         810